SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC 20549

                                      FORM 8-K

                                   CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the Securities
                                Exchange Act of 1934


                                  October 25, 1996
                -----------------------------------------------------

                  (Date of Report, date of earliest event reported)


                                     VALCOR, INC.
            ------------------------------------------------------------

               (Exact name of Registrant as specified in its charter)

                Delaware             33-63044             74-2678674
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              (State or other        (Commission         (IRS Employer
                jurisdiction of        File Number)        Identification
                incorporation)                             No.)

               5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
            ------------------------------------------------------------

               (Address of principal executive offices)     (Zip Code)

                                   (972) 233-1700
            ------------------------------------------------------------
                (Registrant's telephone number, including area code)


                           (214) 233-1700 (area code change only)
            ------------------------------------------------------------
               (Former name or address, if changed since last report)


          Item 5:  Other Events
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                      On October 25,  1996, the Registrant issued the press
                         -----------------

          release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

          Item 7:  Financial Statements,  Pro Forma  Financial Information
                   -------------------------------------------------------
                      and Exhibits
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              (c)  Exhibit
                   -------

                      Item No.             Exhibit Index
                      --------      -----------------------------------

                        99.1        Press release dated October 25, 1996
                                                        ----------------

                                     issued by the Registrant


                                     SIGNATURES
                                     ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VALCOR, INC.
                                           (Registrant)

                                           By:
          /s/ Steven L. Watson
          -------------------------------

                                                     Steven L. Watson
                                                Vice President & Secretary



          Date:  October 25, 1996
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